SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  June 22, 2005


                             PRIME COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)


             Delaware                333-75932               52-2031531
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   (State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation or organization)   file number)         Identification No.)



        409 Center Street, Yuba City, CA                        95991
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       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
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             (Registrant's telephone number, including area code)


Item 8.01. Other Events

On or about August 2004, Cross Capital Fund, LLC ("Cross Capital") defaulted on the Investment Exchange Agreement (the "Agreement"), entered into by and between Prime Companies, Inc., a Delaware corporation, (the "Company") on March 24, 2004. Due to Cross Capital's failure to cure its default, the Company terminated the Agreement in June 2005.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Stephen Goodman
                                   -----------------------------
                                   Stephen Goodman
                                   Chief Financial Officer

Date:       June  22, 2005